Exhibit 10.25

LV ADMINISTRATIVE SERVICES, INC.
335 MADISON AVENUE, 10th FLOOR
NEW YORK, NEW YORK 10017

February 1, 2008

NewMarket Technology, Inc.

IP Global Voice, Inc.

Netsco, Inc.

NewMarket China, Inc.

NewMarket Broadband, Inc.

NewMarket Intellectual Property, Inc.

14860 Montfort Drive, Suite 210

Dallas, Texas 75254

Re:           Letter Agreement

Ladies and Gentlemen:

Reference is made to the (a) Security Agreement dated as of November 30, 2007 (as amended, supplemented, restated or modified from time to time, the “Security Agreement”) among NewMarket Technology, Inc. (“NewMarket”), IP Global Voice, Inc. (“IP Global”), Netsco, Inc. (“Netsco”), NewMarket Intellectual Property, Inc. (“NewMarket IP”), NewMarket Broadband, Inc. (“NewMarket Broadband”), NewMarket China, Inc. (“NewMarket China” and together with NewMarket, IP Global, Netsco, NewMarket IP and NewMarket Broadband, collectively, the “Companies” and each, a “Company”), the lenders from time to time party thereto (the “Lenders”) and LV Administrative Services, Inc., as administrative and collateral agent (the “Agent” and together with the Lenders, the “Creditor Parties”), (b) Secured Revolving Note dated November 30, 2007 in the original principal amount of Three Million Dollars ($3,000,000)  (as amended, supplemented, restated or modified from time to time, the “Revolving Note”) issued by the Companies, jointly and severally, to Valens U.S. SPV I, LLC (“Valens US”), (c) Secured Convertible Term Note dated November 30, 2007 in the original principal amount of One Million Eight Hundred Thousand Dollars ($1,800,000) (as amended, supplemented, restated or modified from time to time, “Term Note A”) issued by the Companies, jointly and severally, to Valens US, (d) Secured Convertible Term Note dated November 30, 2007 in the original principal amount of Two Million Two Hundred Thousand Dollars ($2,200,000) (as amended, supplemented, restated or modified from time to time, “Term Note B” and together with the Revolving Note and Term Note A, collectively, the “Notes” and each, a “Note”) issued by the Companies, jointly and severally, to Valens Offshore, SPV II, Corp. (“Valens Offshore” together with Valens US, each a “Valens Entity” and collectively, the “Valens Entities”), (e) the Post-Closing/Further Assurances Letter dated November 30, 2007 (as amended, supplemented, restated or modified from time to time, the “Post-Closing Letter”) by the Agent and accepted and agreed to by the Companies, (f) Registration Rights Agreement dated as of November 30, 2007 (as amended, supplemented, restated or modified from time to time, the “Valens US Registration Rights Agreement”) between NewMarket and Valens US, (g) Registration Rights Agreement dated as of November 30, 2007 (as amended, supplemented, restated or modified from time to time, the “Valens Offshore Registration Rights Agreement” and together with the Valens US Registration Rights Agreement, the “Registration Rights Agreements” and each, a “Registration Rights Agreement”) between NewMarket and Valens Offshore and (h) each of the other Ancillary Agreements (as defined in the Security Agreement) (each of the foregoing, a “Document” and, collectively, the “Documents”).  Capitalized terms not otherwise defined herein shall have the meanings set forth in the Security Agreement, the Notes and/or the Registration Rights Agreements, as applicable.

Please be advised that the Companies have failed to, (a) in accordance with the Post-Closing Letter, deliver to the Agent, for the benefit of the Creditor Parties, on or before December 21, 2007, the agreements and instruments described in item no. 6 of Schedule A to the Post-Closing Letter including, without limitation, stock pledge agreements with respect to the issuers identified therein which are enforceable under the laws of the applicable issuer’s jurisdiction of organization, (b) in accordance with the Security Agreement, deliver to the Agent, within 15 days after the end of the months of November 2007 and December 2007, monthly financial reporting and covenant compliance certificates for such months and (c) in accordance with the Registration Rights Agreements, file a Registration Statement with respect to the Registrable Securities on or prior to the Filing Date (collectively, the “Existing Breaches”).

Notwithstanding the occurrence of the Existing Breaches, the Agent, on behalf of the Creditor Parties, agrees not to declare an Event of Default solely based on the Existing Breaches so long as all of the following conditions are satisfied in form and substance satisfactory to Laurus in all respects:  (a) on or before February 4, 2008, the Agent receives from NewMarket (or its transfer agent), (i) an original stock certificate naming Valens US as the certificate holder evidencing 726,315 shares of the NewMarket’s Common Stock (the “Valens US Shares”) and (ii) an original stock certificate naming Valens Offshore as the certificate holder evidencing 326,316 shares of the NewMarket’s Common Stock (the “Valens Offshore Shares” together with the Valens US Shares, the “Closing Shares”), (b) on or before February 29, 2008, the Agent receives evidence that the Existing Breaches described in subsections (a) and (b) of the immediately preceding paragraph have been cured in all respects, and (c) on or before February 6, 2008, NewMarket files a Registration Statement covering the Registrable Securities and the Closing Shares pursuant to and in accordance with the Registration Rights Agreements.

Each Company hereby represents and warrants to each Creditor Party that (i) it is a corporation duly organized, validly existing and in good standing under the laws of the state of its organization, (ii) it has the corporate power and authority to own and operate its properties and assets and to execute and deliver this letter agreement and all agreements, documents and instruments to be executed in connection herewith and, in the case of NewMarket, to issue the Closing Shares, (iii) neither the issuance of the Closing Shares nor the consummation of any transaction contemplated hereby or thereby will result in a change in the price or number of any securities of NewMarket outstanding under anti-dilution or other similar provisions contained in or affecting any such securities, (iv) all issued and outstanding shares of NewMarket’s Common Stock have been duly authorized and validly issued and are fully paid and nonassessable, (v) the rights, preferences, privileges and restrictions of the shares of NewMarket’s Common Stock are as stated in NewMarket’s articles of incorporation as amended through the date hereof, (vi) the Closing Shares have been duly and validly reserved for issuance and when issued will be validly issued, fully paid and nonassessable, and will be free of any liens or encumbrances, (vii) the issuance of the Closing Shares is not subject to any preemptive rights or rights of first refusal that have not been properly waived or complied with, (viii) to the extent it is a party thereto, its execution, delivery and performance of and compliance with this letter agreement and the issuance of the Closing Shares pursuant hereto will not, with or without the passage of time or giving of notice, result in any material violation, or be in conflict with or constitute a default under any term or provision of any agreement to which it or any of its properties are bound, or result in the creation of any mortgage, pledge, lien, encumbrance or charge upon any of its properties or assets or the suspension, revocation, impairment, forfeiture or nonrenewal of any of its permits, licenses, authorizations or approvals applicable to such Company, its business or operations or any of its assets or properties, (ix) NewMarket’s obligation to issue the Closing Shares pursuant hereto is binding upon NewMarket and enforceable regardless of the dilution such issuance may have on the ownership interests of other shareholders of NewMarket and (x) all issued and outstanding shares of NewMarket’s capital stock shall be issued in compliance with all applicable state and federal laws concerning the issuance of securities.

Each Valens Entity acknowledges that the certificate representing the Closing Shares shall bear the following legend:

“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE, STATE SECURITIES LAWS.  THESE SHARES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS OR AN EXEMPTION FROM SUCH REGISTRATION.”

The Agent’s voluntary forbearance, if any, from exercising any of its rights or remedies under the Documents is not intended (and should not be construed) as a waiver of the Agent’s rights and remedies, all of which are reserved and preserved by the Agent.  Any waiver of such  rights and remedies shall only be effective if set forth in a written instrument executed and delivered in accordance with the terms of the Security Agreement.

Nothing contained herein shall (a) limit in any manner whatsoever each party’s obligation to comply with, and the Creditor Parties’ right to insist on each party’s compliance with, each and every term of the Documents, or (b) constitute a waiver of any Event of Default or any right or remedy available to the Creditor Parties, or of any Company’s or any other person’s obligation to pay and perform all of its obligations, in each case whether arising under any Documents, applicable law and/or in equity, all of which rights and remedies howsoever arising are hereby expressly reserved, are not waived and may be exercised by the Creditor Parties at any time, and none of which obligations are waived.

This letter agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York.

This letter agreement may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement.  Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

Very truly yours,
LV ADMINISTRATIVE SERVICES, INC.

By:	/s/

Authorized Signatory

The foregoing is hereby accepted and agreed to

as of the date set forth above:

NEWMARKET TECHNOLOGY, INC.

By:______________________________

Name:

Title:

IP GLOBAL VOICE, INC.

By:______________________________

Name:

Title:

NETSCO, INC.

By:_______________________________

Name:

Title:

NEWMARKET CHINA, INC.

By:______________________________

Name:

Title:

NEWMARKET INTELLECTUAL

PROPERTY, INC.

By:______________________________

Name:

Title:

NEWMARKET BROADBAND, INC.

By:______________________________

Name:

Title:

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